STATEMENT TO NOTEHOLDERS	EXHIBIT 99.2

(i) Amount of principal being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 BV 1)	$21,694,821.31
per $1,000 original principal balance	$101.24

(b) Class A-2 Notes (CUSIP No. 149114 BW 9)	$0.00
per $1,000 original principal balance	$0.00

(c) Class A-3 Notes (CUSIP No. 149114 BX 7)	$0.00
per $1,000 original principal balance	$0.00

(d) Class A-4 Notes (CUSIP No. 149114 BY 5)	$0.00
per $1,000 original principal balance	$0.00

(e) Class B Notes (CUSIP No. 149114 BZ 2)	$0.00
per $1,000 original principal balance	$0.00

(f) Total	$21,694,821.31

(ii) Amount of interest being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 BV 1)	$515,220.06
per $1,000 original principal balance	$2.40

(b) Class A-2 Notes (CUSIP No. 149114 BW 9)	$601,155.00
per $1,000 original principal balance	$2.75

(c) Class A-3 Notes (CUSIP No. 149114 BX 7)	$713,700.00
per $1,000 original principal balance	$2.93

(d) Class A-4 Notes (CUSIP No. 149114 BY 5)	$437,757.00
per $1,000 original principal balance	$3.08

(e) Class B Notes (CUSIP No. 149114 BZ 2)	$75,194.70
per $1,000 original principal balance	$3.20

(f) Total	$2,343,026.76

(iii) (a) Aggregate Contract Balance at end of related collection period	$838,630,999.26
(b)Note Value at end of related collection period	$832,122,471.89

(iv) After giving effect to distributions on this Distribution Date

(a) (1) outstanding principal amount of Class A-1 Notes	$192,605,178.69
(2) Class A-1 Note Pool Factor	0.90

(b) (1) outstanding principal amount of Class A-2 Notes	$219,000,000.00
(2) Class A-2 Note Pool Factor	1.00

(c) (1) outstanding principal amount of Class A-3 Notes	$244,000,000.00
(2) Class A-3 Note Pool Factor	1.00

(d) (1) outstanding principal amount of Class A-4 Notes	$142,360,000.00
(2) Class A-4 Note Pool Factor	1.00

(e) (1) outstanding principal amount of Class B Notes	$23,480,000.00
(2) Class B Note Pool Factor	1.00

(v) Amount of Servicing Fee paid	$711,514.41

(vi) Amount of Administration fee being paid	$500.00

(vii) Aggregate Amount of Realized Losses for the related Collection Period	$0.00

(viii) Aggregate amount of Cumulative Realized Losses through the related
Collection period	$0.00

(viii) Aggregate Purchase Amounts for Collection Period	$0.00

(ix) Balance of Reserve Account at end of related Collection Period	$14,202,449.26

(x) Specified Reserve Account Balance at end of related Collection Period	$17,076,345.86